UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2008

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

(e)

On May 8, 2008, the shareholders of Millipore Corporation (the “Company”), at the Company’s Annual Meeting of Shareholders, voted to adopt the Company’s 2008 Stock Incentive Plan (the “2008 Plan”) effective as of such date, as recommended and previously adopted by the Company’s Board of Directors (the “Board”), subject to shareholder approval. For a description of the 2008 Plan, see the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 24, 2008. Such description of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached as Appendix A to the Proxy Statement.

On May 8, the Company approved amendments to its 2000 Deferred Compensation Plan for Senior Management (the “Deferred Comp Plan”) and its Supplemental Savings and Retirement Plan for Key Salaried Employees of Millipore Corporation (“SSRP Plan”) for the purpose of bringing each such plan into compliance with Section 409A of the Internal Revenue Code.

The amendments to the Deferred Comp Plan included changes to: (i) the timing of deferral elections; (ii) the form of payment of deferred amounts; and (iii) the timing of payment of deferred amounts.

The amendments to the SSRP Plan included changes to: (i) the timing of deferral elections (for newly eligible and existing participants); (ii) the form of payment of deferred amounts; and (iii) the timing of payment of deferred amounts. Additionally, as part of these amendments, the SSRP Plan was amended to completely separate it from the Company’s qualified 401(k) plan so that it no longer operates as an automatic non-qualified spill-over plan. The Company approved an additional amendment to the SSRP Plan which limits certain participants’ contributions to six percent (6%) of total allowable compensation.

The Company amended and restated each of the Deferred Comp Plan and the SSRP Plan, incorporating such amendments and all previous amendments.

The foregoing descriptions of the amendments to the Deferred Comp Plan and the SSRP Plan are qualified in their entirety by reference to the Amended and Restated Deferred Comp Plan and the Amended and Restated SSRP Plan, respectively, which are filed as Exhibit 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
10.1	Millipore Corporation 2000 Deferred Compensation Plan for Senior Management

10.2	Supplemental Savings and Retirement Plan for Key Salaried Employees of Millipore Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin
Vice President and General Counsel

Date: May 13, 2008

EXHIBIT INDEX

Exhibit Number	Title
10.1	Millipore Corporation 2000 Deferred Compensation Plan for Senior Management

10.2	Supplemental Savings and Retirement Plan for Key Salaried Employees of Millipore Corporation